UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 26, 2013

MINDSPEED TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-3650	01-0616769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 MacArthur Boulevard, East Tower

Newport Beach, California 92660-3095

(Address of principal executive offices, including zip code)

(949) 579-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 26, 2013, Mindspeed Technologies, Inc. (“Mindspeed”) sent a notice to employees of Mindspeed required by Section 101(i)(1) of the Employment Retirement Income Security Act of 1974, as amended (the “401(k) Notice”), informing them that transactions involving Mindspeed common stock in the Mindspeed Technologies, Inc. Retirement Savings Plan (the “Retirement Plan”) will not be permitted for those participants in the Retirement Plan who direct Fidelity to tender their shares in the tender offer commenced by M/A-COM Technology Solutions Holdings, Inc. (“MACOM”) on November 19, 2013 (the “Tender Offer”) (such suspension, the “Tender Offer Blackout Period”). The 401(k) Notice provides that the Tender Offer Blackout Period is expected to commence on December 12, 2013 at 4:00 p.m., New York City time and is expected to end during the week of December 23, 2013. The Tender Offer Blackout Period is necessary for the process of exchanging shares of Mindspeed common stock for cash as part of the Tender Offer and transferring such funds into the Fidelity Retirement Money Market Fund. Subsequently, the assets in the Fidelity Retirement Money Market Fund will be invested in the Retirement Plan’s Qualified Default Investment Alternatives, which is the T. Rowe Price Life Cycle Fund based upon the target-date retirement fund that is closest to the participant’s expected retirement age.

A copy of the 401(k) Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 26, 2013, Mindspeed was deemed to have received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended. In accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, Mindspeed sent another notice (the “Notice”) to its directors and executive officers on November 26, 2013, informing them of the Tender Offer Blackout Period and certain trading restrictions in Mindspeed securities that will be imposed on directors and executive officers during the Tender Offer Blackout Period in the event that 50% or more of the participants in the Retirement Plan who hold shares of Mindspeed common stock in their Retirement Plan accounts tender in the Tender Offer. During the Tender Offer Blackout Period and for a period of two years after the ending date of the Tender Offer Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Tender Offer Blackout Period by contacting:

Tim McDonnell

Mindspeed Technologies, Inc.

Manager, Human Resources

4000 MacArthur Boulevard, East Tower

Newport Beach, CA 92660

Telephone: (949) 579-3106

Facsimile: (949) 579-6319

A copy of this Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Blackout Period Notice to Participants in Mindspeed’s Retirement Savings Plan.

99.2	Blackout Notice to Directors and Executive Officers of Mindspeed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.

Dated: November 26, 2013	By:	/s/ Stephen N. Ananias
Stephen N. Ananias
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Blackout Period Notice to Participants in Mindspeed’s Retirement Savings Plan.

99.2	Blackout Notice to Directors and Executive Officers of Mindspeed.